GOLDMAN SACHS TRUST

Institutional Shares and Administration Shares of the

Goldman Sachs Limited Maturity Obligations Fund (the “Fund”)

Supplement dated February 11, 2016 to the

Prospectus (the “Prospectus”) and the

Statement of Additional Information (the “SAI”),

each dated July 29, 2015, as supplemented to date

Effective immediately, James McCarthy no longer serves as a portfolio manager for the Fund. Accordingly, all references to Mr. McCarthy in the Prospectus and SAI are hereby deleted in their entirety.

Effective immediately, John Olivo will serve as a portfolio manager for the Fund.

In addition, effective immediately, Goldman Sachs Asset Management (“GSAM”), the Fund’s investment adviser, has agreed to increase the management fee waiver in effect for the Fund, such that the Fund’s annualized effective net management fee rate will be reduced from 0.18% to 0.15% of the Fund’s average daily net assets. The Fund’s net expense ratios will be reduced as a result of this change.

Accordingly, effective immediately, the Fund’s disclosure is modified as follows:

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Goldman Sachs Limited Maturity Obligations Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

	Institutional	Administration
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	2.68%	2.93%
Administration Fees	None	0.25%
All Other Expenses[1]	2.68%	2.68%
Total Annual Fund Operating Expenses	2.93%	3.18%
Fee Waiver and Expense Limitation[2]	(2.77)%	(2.80)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.16%	0.38%
[1]	The Fund’s “All Other Expenses” have been restated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.15% as an annual percentage rate of the Fund’s average daily net assets and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “All Other Expenses”) in order to achieve an effective net transfer agency fee rate of 0.01% as an annual percentage rate of the Fund’s average daily net assets. These arrangements will remain in effect through at least February 11, 2017 and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the table in the “Goldman Sachs Limited Maturity Obligations Fund—Summary—Expense Example” section of the Prospectus:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$19	$647	$1,302	$3,059
Administration Shares	$43	$721	$1,424	$3,297

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Limited Maturity Obligations Fund—Summary—Portfolio Managers” section of the Prospectus:

Portfolio Managers: Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2014; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.

The following replaces in its entirety the footnote following the table in the “Service Providers—Management Fees and Other Expenses” section of the Fund’s Prospectus:

*	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.15% (effective on February 11, 2016) as an annual percentage rate of the Fund’s average daily net assets. Prior to February 11, 2016, the Investment Adviser had agreed to waive a portion of the Fund’s management fee in order to achieve an effective management fee rate of 0.18%. This arrangement will remain in effect through at least February 11, 2017, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

The following replaces in its entirety the table in the “Global Liquidity Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Dave Fishman Managing Director, Head of Global Liquidity Management	Portfolio Manager— Limited Maturity Obligations	Since 2014	Mr. Fishman is the Head of Global Liquidity Management. Mr. Fishman joined the Investment Adviser in 1997 after working at Bankers Trust as a Portfolio Manager.
John Olivo Managing Director, Global Head of Short Duration	Portfolio Manager— Limited Maturity Obligations	Since 2016	Mr. Olivo is the global head of short duration fixed income strategies. In this role, Mr. Olivo is responsible for portfolio management of several of GSAM’s short duration funds as well as portfolio construction and oversight for investment mandates on behalf of central banks, balance sheet clients, and financial institutions. Previously, he was a member of the short-term taxable portfolio management team and co-managed the U.S. Government money market funds. Mr. Olivo also managed the separate account money market business. Mr. Olivo is a member of the Investment Strategy Committee. He joined GSAM in 1995 as a portfolio trading assistant and was responsible for the daily compliance of all of the taxable money market funds.

This Supplement should be retained with your Prospectus and SAI for future reference.

LIMMTMGFESTK 02-16